Exhibit 99.1

Adjusted Earnings

McKesson separately reports financial results on the basis of Adjusted Earnings. Adjusted Earnings is a Non-GAAP financial measure defined as Generally Accepted Accounting Principles (“GAAP”) income from continuing operations, excluding amortization of acquisition-related intangible assets, acquisition expenses and related adjustments, certain claim and litigation reserve adjustments, and Last-In-First-Out (“LIFO”) inventory-related adjustments.

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Definitions related to Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects. The Company evaluates its definition of Adjusted Earnings on a periodic basis and will update the definition from time to time. The evaluation considers both the quantitative and qualitative aspect of the Company’s presentation of Adjusted Earnings.

Amortization of acquisition-related intangibles - Amortization expense of acquired intangible assets purchased in connection with business acquisitions by the Company.

Acquisition expenses and related adjustments - Transaction and integration expenses that are directly related to business acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, gains or losses related to foreign currency contracts, and gains or losses on business combinations.

Claim and litigation reserve adjustments - Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Controlled Substance Distribution Claims and the Average Wholesale Price litigation matters, as such terms are defined in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

LIFO-related adjustments - Last-In-First-Out (“LIFO”) inventory-related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

The Company believes the presentation of Non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses Non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, Non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

In the fourth quarter of fiscal 2015, we committed to a plan to sell our Brazilian pharmaceutical distribution business as well as two other small businesses. The Brazilian business was acquired as part of our February 2014 acquisition of Celesio AG.

The Company is providing investors the following recast presentation of GAAP and Adjusted Earnings (Non-GAAP) to reflect these businesses as discontinued operations, as posted to the Company’s website on May 14, 2015:

Exhibit I: provides a reconciliation of recast earnings per share (GAAP and Non-GAAP) for our quarterly and annual results of fiscal 2015 and 2014.

Exhibit II: provides a reconciliation of certain line items from the Company’s GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) for our quarterly and annual results of fiscal 2015 and 2014.

Exhibit III: provides a reconciliation of the Company’s GAAP segment financial results to Adjusted Earnings (Non-GAAP) for our quarterly and annual results of fiscal 2015 and 2014.

There was no impact to our previously reported results prior to fiscal 2014 as a result of reclassifying these businesses to discontinued operations.

Exhibit I

McKESSON CORPORATION

RECONCILIATION OF RECAST EARNINGS PER SHARE (GAAP AND NON-GAAP)

FOR THE YEARS ENDED MARCH 31, 2014 AND 2015

(unaudited)

In the fourth quarter of fiscal 2015, we committed to a plan to sell our Brazilian pharmaceutical distribution business as well as two other small businesses. The Brazilian business was acquired as part of our February 2014 acquisition of Celesio AG. The following information recasts our fiscal 2015 and 2014 results for these discontinued operations.

EPS (GAAP):

Fiscal 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015		Year Ended March 31, 2015
EPS, as previously reported	$1.78	$2.05	$2.01	$1.69		$7.53
Adjustments for income (loss) from discontinued operations	(0.02)	—	0.03	—		0.01

EPS, as recast (b)	$1.76	$2.05	$2.04	$1.69	(a)	$7.54	(a)

Fiscal 2014	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014		Year Ended March 31, 2014
EPS, as previously reported	$1.84	$1.82	$0.70	$1.68		$6.04
Adjustments for income (loss) from discontinued operations	—	—	—	0.04		0.04

EPS, as recast (b)	$1.84	$1.82	$0.70	$1.72	(a)	$6.08	(a)

Adjusted EPS (Non-GAAP):

Fiscal 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015		Year Ended March 31, 2015
Adjusted EPS, as previously reported	$2.49	$2.79	$2.89	$2.94		$11.11
Adjustments for income (loss) from discontinued operations	(0.02)	—	0.02	—		—

Adjusted EPS, as recast (b)	$2.47	$2.79	$2.91	$2.94	(a)	$11.11	(a)

Fiscal 2014	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014		Year Ended March 31, 2014
Adjusted EPS, as previously reported	$2.11	$2.30	$1.48	$2.67		$8.56
Adjustments for income (loss) from discontinued operations	—	—	—	0.04		0.04

Adjusted EPS, as recast (b)	$2.11	$2.30	$1.48	$2.71	(a)	$8.60	(a)

(a)	As reported in our fourth quarter and fiscal year ended March 31, 2015 financial results filed with the Securities and Exchange Commission on May 12, 2015.
(b)	Certain computations may reflect rounding adjustments.

Exhibit II

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR THE YEARS ENDED MARCH 31, 2014 AND 2015

(unaudited)

(in millions, except per share amounts)

In the fourth quarter of fiscal 2015, we committed to a plan to sell our Brazilian pharmaceutical distribution business as well as two other small businesses. The Brazilian business was acquired as part of our February 2014 acquisition of Celesio AG. The following information recasts our fiscal 2015 and 2014 results for these discontinued operations.

	Quarter Ended June 30, 2014
	As Recast (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$43,476	$—	$—	$—	$—	$43,476

Gross profit	$2,732	$2	$—	$—	$98	$2,832
Operating expenses	(2,051)	126	49	—	—	(1,876)
Other income, net	19	1	—	—	—	20
Interest expense	(96)	—	—	—	—	(96)

Income from continuing operations before income taxes	604	129	49	—	98	880
Income tax expense	(185)	(41)	(15)	—	(38)	(279)

Income from continuing operations after tax	419	88	34	—	60	601
Net income attributable to noncontrolling interests	(8)	(11)	(4)	—	—	(23)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$411	$77	$30	$—	$60	$578

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.76	$0.33	$0.13	$—	$0.25	$2.47

Diluted weighted average common shares	235	235	235	—	235	235

	Quarter Ended September 30, 2014
	As Recast (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$44,160	$—	$—	$—	$—	$44,160

Gross profit	$2,864	$3	$—	$—	$94	$2,961
Operating expenses	(2,077)	128	62	—	—	(1,887)
Other income, net	22	(1)	—	—	—	21
Interest expense	(95)	—	—	—	—	(95)

Income from continuing operations before income taxes	714	130	62	—	94	1,000
Income tax expense	(223)	(39)	(22)	—	(37)	(321)

Income from continuing operations after tax	491	91	40	—	57	679
Net income attributable to noncontrolling interests	(8)	(12)	(2)	—	—	(22)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$483	$79	$38	$—	$57	$657

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$2.05	$0.33	$0.16	$—	$0.25	$2.79

Diluted weighted average common shares	235	235	235	—	235	235

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

	Quarter Ended December 31, 2014
	As Recast (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$46,484	$—	$—	$—	$—	$46,484

Gross profit	$2,898	$2	$1	$—	$95	$2,996
Operating expenses	(2,098)	123	50	—	—	(1,925)
Other income, net	12	—	—	—	—	12
Interest expense	(93)	—	—	—	—	(93)

Income from continuing operations before income taxes	719	125	51	—	95	990
Income tax expense	(198)	(41)	(18)	—	(37)	(294)

Income from continuing operations after tax	521	84	33	—	58	696
Net income attributable to noncontrolling interests	(39)	23	6	—	—	(10)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$482	$107	$39	$—	$58	$686

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$2.04	$0.45	$0.17	$—	$0.25	$2.91

Diluted weighted average common shares	236	236	236	—	236	236

	Quarter Ended March 31, 2015 (b)
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$44,925	$—	$—	$—	$—	$44,925

Gross profit	$2,917	$2	$—	$—	$50	$2,969
Operating expenses	(2,217)	106	62	150	—	(1,899)
Other income, net	10	2	—	—	—	12
Interest expense	(90)	—	—	—	—	(90)

Income from continuing operations before income taxes	620	110	62	150	50	992
Income tax expense	(209)	(36)	(23)	—	(19)	(287)

Income from continuing operations after tax	411	74	39	150	31	705
Net income attributable to noncontrolling interests	(12)	—	—	—	—	(12)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$399	$74	$39	$150	$31	$693

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.69	$0.31	$0.17	$0.64	$0.13	$2.94

Diluted weighted average common shares	236	236	236	236	236	236

	Year Ended March 31, 2015 (b)
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$179,045	$—	$—	$—	$—	$179,045

Gross profit	$11,411	$9	$1	$—	$337	$11,758
Operating expenses	(8,443)	483	223	150	—	(7,587)
Other income, net	63	2	—	—	—	65
Interest expense	(374)	—	—	—	—	(374)

Income from continuing operations before income taxes	2,657	494	224	150	337	3,862
Income tax expense	(815)	(157)	(78)	—	(131)	(1,181)

Income from continuing operations after tax	1,842	337	146	150	206	2,681
Net income attributable to noncontrolling interests	(67)	—	—	—	—	(67)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,775	$337	$146	$150	$206	$2,614

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$7.54	$1.43	$0.63	$0.64	$0.87	$11.11

Diluted weighted average common shares	235	235	235	235	235	235

(a)	Certain computations may reflect rounding adjustments.
(b)	As reported in our fourth quarter and fiscal year ended March 31, 2015 financial results filed with the Securities and Exchange Commission on May 12, 2015.

Exhibit II

	Quarter Ended June 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,239	$—	$—	$—	$—	$32,239

Gross profit	$1,930	$6	$—	$—	$—	$1,936
Operating expenses	(1,275)	65	13	15	—	(1,182)
Other income, net	6	—	—	—	—	6
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	602	71	13	15	—	701
Income tax expense	(174)	(27)	(5)	(6)	—	(212)

Income from continuing operations after tax	428	44	8	9	—	489
Net income attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$428	$44	$8	$9	$—	$489

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.84	$0.19	$0.04	$0.04	$—	$2.11

Diluted weighted average common shares	232	232	232	232	—	232

	Quarter Ended September 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,985	$—	$—	$—	$—	$32,985

Gross profit	$2,021	$5	$—	$—	$44	$2,070
Operating expenses	(1,335)	65	13	35	—	(1,222)
Other income, net	9	—	—	—	—	9
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	636	70	13	35	44	798
Income tax expense	(213)	(25)	(5)	(2)	(17)	(262)

Income from continuing operations after tax	423	45	8	33	27	536
Net income attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$423	$45	$8	$33	$27	$536

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.82	$0.19	$0.03	$0.14	$0.12	$2.30

Diluted weighted average common shares	233	233	233	233	233	233

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

	Quarter Ended December 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$34,336	$—	$—	$—	$—	$34,336

Gross profit	$1,850	$4	$3	$—	$142	$1,999
Operating expenses	(1,357)	66	40	18	—	(1,233)
Other income, net	(6)	—	13	—	—	7
Interest expense	(69)	—	10	—	—	(59)

Income from continuing operations before income taxes	418	70	66	18	142	714
Income tax expense	(254)	(27)	(23)	(7)	(56)	(367)

Income from continuing operations after tax	164	43	43	11	86	347
Net income attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$164	$43	$43	$11	$86	$347

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$0.70	$0.19	$0.17	$0.05	$0.37	$1.48

Diluted weighted average common shares	234	234	234	234	234	234

	Quarter Ended March 31, 2014 (b)
	As Recast (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$37,832	$—	$—	$—	$—	$37,832

Gross profit	$2,551	$(4)	$—	$—	$125	$2,672
Operating expenses	(1,946)	112	89	—	—	(1,745)
Other income, net	23	—	1	—	—	24
Interest expense	(113)	—	36	—	—	(77)

Income from continuing operations before income taxes	515	108	126	—	125	874
Income tax expense	(116)	(36)	(36)	—	(48)	(236)

Income from continuing operations after tax	399	72	90	—	77	638
Net income attributable to noncontrolling interests	5	(7)	(2)	—	—	(4)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$404	$65	$88	$—	$77	$634

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.72	$0.28	$0.38	$—	$0.33	$2.71

Diluted weighted average common shares	235	235	235	—	235	235

	Year Ended March 31, 2014 (b)
	As Recast (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Claim and Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$137,392	$—	$—	$—	$—	$137,392

Gross profit	$8,352	$11	$3	$—	$311	$8,677
Operating expenses	(5,913)	308	155	68	—	(5,382)
Other income, net	32	—	14	—	—	46
Interest expense	(300)	—	46	—	—	(254)

Income from continuing operations before income taxes	2,171	319	218	68	311	3,087
Income tax expense	(757)	(115)	(69)	(15)	(121)	(1,077)

Income from continuing operations after tax	1,414	204	149	53	190	2,010
Net income attributable to noncontrolling interests	5	(7)	(2)	—	—	(4)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,419	$197	$147	$53	$190	$2,006

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$6.08	$0.85	$0.63	$0.23	$0.81	$8.60

Diluted weighted average common shares	233	233	233	233	233	233

(a)	Certain computations may reflect rounding adjustments.
(b)	As reported in our fourth quarter and fiscal year ended March 31, 2015 financial results filed with the Securities and Exchange Commission on May 12, 2015.

Exhibit III

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR THE YEARS ENDED MARCH 31, 2014 AND 2015

(unaudited)

(in millions)

In the fourth quarter of fiscal 2015, we committed to a plan to sell our Brazilian pharmaceutical distribution business as well as two other small businesses. The Brazilian business was acquired as part of our February 2014 acquisition of Celesio AG. The following information recasts our fiscal 2015 and 2014 results for these discontinued operations.

	Quarter Ended June 30, 2014				Quarter Ended September 30, 2014				Quarter Ended December 31, 2014
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Recast (GAAP):
Revenues	$42,708	$768	$—	$43,476	$43,390	$770	$—	$44,160	$45,729	$755	$—	$46,484
Gross profit	$2,393	$339	$—	$2,732	$2,481	$383	$—	$2,864	$2,527	$371	$—	$2,898
Operating expenses	(1,670)	(271)	(110)	(2,051)	(1,708)	(260)	(109)	(2,077)	(1,731)	(260)	(107)	(2,098)
Other income, net	17	—	2	19	17	2	3	22	7	1	4	12

Income from continuing operations before interest expense and income taxes	740	68	(108)	700	790	125	(106)	809	803	112	(103)	812
Interest expense	—	—	(96)	(96)	—	—	(95)	(95)	—	—	(93)	(93)

Income from continuing operations before income taxes	$740	$68	$(204)	$604	$790	$125	$(201)	$714	$803	$112	$(196)	$719

Gross profit margin	5.60%	44.14%	—	6.28%	5.72%	49.74%	—	6.49%	5.53%	49.14%	—	6.23%
Operating expenses as a % of revenues	3.91%	35.29%	—	4.72%	3.94%	33.77%	—	4.70%	3.79%	34.44%	—	4.51%
Operating pre-tax profit as a % of revenues	1.73%	8.85%	—	1.61%	1.82%	16.23%	—	1.83%	1.76%	14.83%	—	1.75%

Pre-Tax Adjustments:
Gross profit	$—	$2	$—	2	$—	$3	$—	$3	$1	$1	$—	$2
Operating expenses	116	10	—	126	118	10	—	128	111	12	—	123
Other income, net	1	—	—	1	(1)	—	—	(1)	—	—	—	—

Amortization of acquisition-related intangibles	117	12	—	129	117	13	—	130	112	13	—	125
Gross profit	—	—	—	—	—	—	—	—	1	—	—	1
Operating expenses	42	—	7	49	58	1	3	62	50	(1)	1	50
Other income, net	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	42	—	7	49	58	1	3	62	51	(1)	1	51
Operating expenses - Claim and litigation reserve adjustments	—	—	—	—	—	—	—	—	—	—	—	—
Gross profit - LIFO-related adjustments	98	—	—	98	94	—	—	94	95	—	—	95

Total pre-tax adjustments	$257	$12	$7	$276	$269	$14	$3	$286	$258	$12	$1	$271

Adjusted Earnings (Non-GAAP):
Revenues	$42,708	$768	$—	$43,476	$43,390	$770	$—	$44,160	$45,729	$755	$—	$46,484
Gross profit	$2,491	$341	$—	$2,832	$2,575	$386	$—	$2,961	$2,624	$372	$—	$2,996
Operating expenses	(1,512)	(261)	(103)	(1,876)	(1,532)	(249)	(106)	(1,887)	(1,570)	(249)	(106)	(1,925)
Other income, net	18	—	2	20	16	2	3	21	7	1	4	12

Income from continuing operations before interest expense and income taxes	997	80	(101)	976	1,059	139	(103)	1,095	1,061	124	(102)	1,083
Interest expense	—	—	(96)	(96)	—	—	(95)	(95)	—	—	(93)	(93)

Income from continuing operations before income taxes	$997	$80	$(197)	$880	$1,059	$139	$(198)	$1,000	$1,061	$124	$(195)	$990

Gross profit margin	5.83%	44.40%	—	6.51%	5.93%	50.13%	—	6.71%	5.74%	49.27%	—	6.45%
Operating expenses as a % of revenues	3.54%	33.98%	—	4.32%	3.53%	32.34%	—	4.27%	3.43%	32.98%	—	4.14%
Operating pre-tax profit as a % of revenues	2.33%	10.42%	—	2.24%	2.44%	18.05%	—	2.48%	2.32%	16.42%	—	2.33%

Exhibit III

	Quarter Ended March 31, 2015 (a)				Year Ended March 31, 2015 (a)
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$44,149	$776	$—	$44,925	$175,976	$3,069	$—	$179,045
Gross profit	$2,536	$381	$—	$2,917	$9,937	$1,474	$—	$11,411
Operating expenses	(1,829)	(248)	(140)	(2,217)	(6,938)	(1,039)	(466)	(8,443)
Other income, net	7	—	3	10	48	3	12	63

Income from continuing operations before interest expense and income taxes	714	133	(137)	710	3,047	438	(454)	3,031
Interest expense	—	—	(90)	(90)	—	—	(374)	(374)

Income from continuing operations before income taxes	$714	$133	$(227)	$620	$3,047	$438	$(828)	$2,657

Gross profit margin	5.74%	49.10%	—	6.49%	5.65%	48.03%	—	6.37%
Operating expenses as a % of revenues	4.14%	31.96%	—	4.93%	3.94%	33.85%	—	4.72%
Operating pre-tax profit as a % of revenues	1.62%	17.14%	—	1.58%	1.73%	14.27%	—	1.69%

Pre-Tax Adjustments:
Gross profit	$—	$2	$—	$2	$1	$8	$—	$9
Operating expenses	97	8	1	106	442	40	1	483
Other income, net	2	—	—	2	2	—	—	2

Amortization of acquisition-related intangibles	99	10	1	110	445	48	1	494
Gross profit	—	—	—	—	1	—	—	1
Operating expenses	61	—	1	62	211	—	12	223
Other income, net	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	61	—	1	62	212	—	12	224
Operating expenses - Litigation reserve adjustments	150	—	—	150	150	—	—	150
Gross profit - LIFO-related adjustments	50	—	—	50	337	—	—	337

Total pre-tax adjustments	$360	$10	$2	$372	$1,144	$48	$13	$1,205

Adjusted Earnings (Non-GAAP):
Revenues	$44,149	$776	$—	$44,925	$175,976	$3,069	$—	$179,045
Gross profit	$2,586	$383	$—	$2,969	$10,276	$1,482	$—	$11,758
Operating expenses	(1,521)	(240)	(138)	(1,899)	(6,135)	(999)	(453)	(7,587)
Other income, net	9	—	3	12	50	3	12	65

Income from continuing operations before interest expense and income taxes	1,074	143	(135)	1,082	4,191	486	(441)	4,236
Interest expense	—	—	(90)	(90)	—	—	(374)	(374)

Income from continuing operations before income taxes	$1,074	$143	$(225)	$992	$4,191	$486	$(815)	$3,862

Gross profit margin	5.86%	49.36%	—	6.61%	5.84%	48.29%	—	6.57%
Operating expenses as a % of revenues	3.45%	30.93%	—	4.23%	3.49%	32.55%	—	4.24%
Operating pre-tax profit as a % of revenues	2.43%	18.43%	—	2.41%	2.38%	15.84%	—	2.37%

(a)	As reported in our fourth quarter and fiscal year ended March 31, 2015 financial results filed with the Securities and Exchange Commission on May 12, 2015.

Exhibit III

	Quarter Ended June 30, 2013				Quarter Ended September 30, 2013				Quarter Ended December 31, 2013
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$31,403	$836	$—	$32,239	$32,169	$816	$—	$32,985	$33,522	$814	$—	$34,336
Gross profit	$1,520	$410	$—	$1,930	$1,623	$398	$—	$2,021	$1,499	$351	$—	$1,850
Operating expenses	(905)	(283)	(87)	(1,275)	(944)	(278)	(113)	(1,335)	(950)	(305)	(102)	(1,357)
Other income, net	4	—	2	6	6	—	3	9	3	1	(10)	(6)

Income from continuing operations before interest expense and income taxes	619	127	(85)	661	685	120	(110)	695	552	47	(112)	487
Interest expense	—	—	(59)	(59)	—	—	(59)	(59)	—	—	(69)	(69)

Income from continuing operations before income taxes	$619	$127	$(144)	$602	$685	$120	$(169)	$636	$552	$47	$(181)	$418

Gross profit margin	4.84%	49.04%	—	5.99%	5.05%	48.77%	—	6.13%	4.47%	43.12%	—	5.39%
Operating expenses as a % of revenues	2.88%	33.85%	—	3.95%	2.93%	34.07%	—	4.05%	2.83%	37.47%	—	3.95%
Operating pre-tax profit as a % of revenues	1.97%	15.19%	—	2.05%	2.13%	14.71%	—	2.11%	1.65%	5.77%	—	1.42%

Pre-Tax Adjustments:
Gross profit	$—	$6	$—	$6	$1	$4	$—	$5	$—	$4	$—	$4
Operating expenses	54	11	—	65	52	13	—	65	55	11	—	66
Other income, net	—	—	—	—	—	—	—	—	—	—	—	—

Amortization of acquisition-related intangibles	54	17	—	71	53	17	—	70	55	15	—	70
Gross profit	—	—	—	—	—	—	—	—	—	3	—	3
Operating expenses	12	1	—	13	10	2	1	13	16	12	12	40
Other income, net	—	—	—	—	—	—	—	—	—	—	13	13
Interest expense	—	—	—	—	—	—	—	—	—	—	10	10

Acquisition expenses and related adjustments	12	1	—	13	10	2	1	13	16	15	35	66
Operating expenses - Litigation reserve adjustments	15	—	—	15	35	—	—	35	18	—	—	18
Gross profit - LIFO-related adjustments	—	—	—	—	44	—	—	44	142	—	—	142

Total pre-tax adjustments	$81	$18	$—	$99	$142	$19	$1	$162	$231	$30	$35	$296

Adjusted Earnings (Non-GAAP):
Revenues	$31,403	$836	$—	$32,239	$32,169	$816	$—	$32,985	$33,522	$814	$—	$34,336
Gross profit	$1,520	$416	$—	$1,936	$1,668	$402	$—	$2,070	$1,641	$358	$—	$1,999
Operating expenses	(824)	(271)	(87)	(1,182)	(847)	(263)	(112)	(1,222)	(861)	(282)	(90)	(1,233)
Other income, net	4	—	2	6	6	—	3	9	3	1	3	7

Income from continuing operations before interest expense and income taxes	700	145	(85)	760	827	139	(109)	857	783	77	(87)	773
Interest expense	—	—	(59)	(59)	—	—	(59)	(59)	—	—	(59)	(59)

Income from continuing operations before income taxes	$700	$145	$(144)	$701	$827	$139	$(168)	$798	$783	$77	$(146)	$714

Gross profit margin	4.84%	49.76%	—	6.01%	5.19%	49.26%	—	6.28%	4.90%	43.98%	—	5.82%
Operating expenses as a % of revenues	2.62%	32.42%	—	3.67%	2.63%	32.23%	—	3.70%	2.57%	34.64%	—	3.59%
Operating pre-tax profit as a % of revenues	2.23%	17.34%	—	2.36%	2.57%	17.03%	—	2.60%	2.34%	9.46%	—	2.25%

Exhibit III

	Quarter Ended March 31, 2014 (a)				Year Ended March 31, 2014 (a)
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Recast (GAAP):
Revenues	$36,968	$864	$—	$37,832	$134,062	$3,330	$—	$137,392
Gross profit	$2,103	$448	$—	$2,551	$6,745	$1,607	$—	$8,352
Operating expenses	(1,502)	(295)	(149)	(1,946)	(4,301)	(1,161)	(451)	(5,913)
Other income, net	15	1	7	23	28	2	2	32

Income from continuing operations before interest expense and income taxes	616	154	(142)	628	2,472	448	(449)	2,471
Interest expense	—	—	(113)	(113)	—	—	(300)	(300)

Income from continuing operations before income taxes	$616	$154	$(255)	$515	$2,472	$448	$(749)	$2,171

Gross profit margin	5.69%	51.85%	—	6.74%	5.03%	48.26%	—	6.08%
Operating expenses as a % of revenues	4.06%	34.14%	—	5.14%	3.21%	34.86%	—	4.30%
Operating pre-tax profit as a % of revenues	1.67%	17.82%	—	1.66%	1.84%	13.45%	—	1.80%

Pre-Tax Adjustments:
Gross profit	$—	$(4)	$—	$(4)	$1	$10	$—	$11
Operating expenses	94	17	1	112	255	52	1	308
Other income, net	—	—	—	—	—	—	—	—

Amortization of acquisition-related intangibles	94	13	1	108	256	62	1	319
Gross profit	—	—	—	—	—	3	—	3
Operating expenses	82	—	7	89	120	15	20	155
Other income, net	—	—	1	1	—	—	14	14
Interest expense	—	—	36	36	—	—	46	46

Acquisition expenses and related adjustments	82	—	44	126	120	18	80	218
Operating expenses - Litigation reserve adjustments	—	—	—	—	68	—	—	68
Gross profit - LIFO-related adjustments	125	—	—	125	311	—	—	311

Total pre-tax adjustments	$301	$13	$45	$359	$755	$80	$81	$916

Adjusted Earnings (Non-GAAP):
Revenues	$36,968	$864	$—	$37,832	$134,062	$3,330	$—	$137,392
Gross profit	$2,228	$444	$—	$2,672	$7,057	$1,620	$—	$8,677
Operating expenses	(1,326)	(278)	(141)	(1,745)	(3,858)	(1,094)	(430)	(5,382)
Other income, net	15	1	8	24	28	2	16	46

Income from continuing operations before interest expense and income taxes	917	167	(133)	951	3,227	528	(414)	3,341
Interest expense	—	—	(77)	(77)	—	—	(254)	(254)

Income from continuing operations before income taxes	$917	$167	$(210)	$874	$3,227	$528	$(668)	$3,087

Gross profit margin	6.03%	51.39%	—	7.06%	5.26%	48.65%	—	6.32%
Operating expenses as a % of revenues	3.59%	32.18%	—	4.61%	2.88%	32.85%	—	3.92%
Operating pre-tax profit as a % of revenues	2.48%	19.33%	—	2.51%	2.41%	15.86%	—	2.43%

(a)	As reported in our fourth quarter and fiscal year ended March 31, 2015 financial results filed with the Securities and Exchange Commission on May 12, 2015.